As filed with the Securities and Exchange Commission on October 28, 2004

Securities Act File No. 333-38060

Investment Company Act File No. 811-09957

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 6	☒
(Check appropriate box or boxes)

MERCURY BASIC VALUE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (888) 763-2260

Terry K. Glenn

Mercury Basic Value Fund, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:	Andrew J. Donohue, Esq.
Brian M. Kaplowitz, Esq.	FUND ASSET MANAGEMENT, L.P.
SIDLEY AUSTIN BROWN & WOOD LLP	P.O. Box 9011
787 Seventh Avenue	Princeton, New Jersey 08543-9011
New York, New York 10019-6018

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (Date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.

Master Basic Value Trust has also executed this Registration Statement.

Prospectus • October 28, 2004

Mercury Basic Value Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERCURY BASIC VALUE FUND, INC.

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

Price/Earnings Ratio — price of a stock divided by its earnings per share.

Common Stock — securities representing shares of ownership of a corporation.

ABOUT MERCURY BASIC VALUE FUND

What is the Fund’s investment objective?

The Fund’s investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies. The Fund may also invest in foreign securities. The Fund focuses on companies with market capitalizations of over $5 billion.

The Fund is a “feeder” fund that invests all of its assets in Master Basic Value Trust (the “Trust”), which has the same objectives and strategies as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Trust. For simplicity, this Prospectus uses the term “Fund” to include the Trust.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore the value of the Fund’s shares — may fluctuate. These changes may occur because a particular market in which the Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, Fund management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

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Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:

•	Are investing with long-term goals

•	Want a professionally managed and diversified portfolio of equity securities as part of your total investment portfolio

•	Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation

•	Are not looking for a significant amount of current income

MERCURY BASIC VALUE FUND, INC.	3

RISK/RETURN BAR CHART

The bar chart and tables provide an indication of the risks of investing in the Fund. The bar chart and first table below encompass periods prior to the October 16, 2000 inception of the Fund, and, therefore, are in part based upon performance of a feeder fund that is the predecessor of the Trust. The second table below covers the period since October 16, 2000, and is based upon performance of the Fund only. The bar chart shows changes in performance of the Trust and its predecessor for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. For the periods prior to October 16, 2000, the bar chart also does not reflect the annual operating expenses of the Fund. If sales charges and the Fund’s annual operating expenses were reflected, returns for those periods would be less than those shown. The tables compare the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Standard & Poor’s (S&P) 500 Index and the S&P 500 Barra Value Index, each a broad measure of market performance. In the first table, the average annual total returns of the Fund’s shares for the periods prior to October 16, 2000 are based on the performance of the Trust and the Trust’s predecessor, adjusted for the sales charges shown in the fee table. How the Fund and its predecessor performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 17.89% (quarter ended June 30, 2003) and the lowest return for a quarter was -19.48% (quarter ended September 30, 2002). The year-to-date total return as of September 30, 2004 was 1.19%.

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Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years/ Life of Fund
Mercury Basic Value Fund, Inc. – Class A*	24.41%	2.79%	10.62%†
Mercury Basic Value Fund, Inc. – Class B*	27.61%	3.23%	10.08%
Mercury Basic Value Fund, Inc. – Class C*	30.27%	3.44%	10.60%†
Mercury Basic Value Fund, Inc. – Class I*	24.67%	3.06%	10.37%
S&P 500 Index**	28.68%	-0.57%	11.07% 11.86%††
S&P 500 Barra Value**	31.79%	1.95%	10.55% 11.48%††
*	Returns for the periods prior to October 16, 2000 are for the predecessor of the Trust, including all current applicable fees and sales charges of the Fund.
**	The S&P 500 Index and the S&P 500 Barra Value Index each is a widely recognized, unmanaged index of common stock prices. Performance of the indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Class inception date of the Trust’s predecessor is October 21, 1994.
††	Since October 21, 1994

After-tax returns below are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years/ Life of Fund#
Mercury Basic Value Fund, Inc. – Class A: Return Before Taxes*	24.41%	—%	1.33%
Mercury Basic Value Fund, Inc. – Class B:
Return Before Taxes*	27.61%	—%	2.10%
Return After Taxes on Distributions*	27.40%	—%	2.00%
Return After Taxes on Distribution and Sale of Fund Shares*	17.93%	—%	1.73%
Mercury Basic Value Fund, Inc. – Class C: Return Before Taxes*	30.27%	—%	2.78%
Mercury Basic Value Fund, Inc. – Class I Return Before Taxes*	24.67%	—%	1.61%
S&P 500 Index**	28.68%	—%	—4.92%†
S&P 500 Barra Value**	31.79%	—%	—0.71%†

   # The Fund commenced operations on October 16, 2000.

*	Includes all applicable fees and sales charges.
**	The S&P 500 Index and the S&P 500 Barra Value Index each are widely recognized, unmanaged indices of common stock prices. Performance of the indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Since October 16, 2000

MERCURY BASIC VALUE FUND, INC.	5

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Trust.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate selected securities dealers and other financial intermediaries for account maintenance activities.

Administration Fee — a fee paid to the Administrator for providing administrative services to the Fund.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Certain expenses are divided between the Trust, which pays a management fee, and the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	None		None		5.25	%(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.00	%(c)	1.00	%(c)	None	(d)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from the Fund’s total assets)(e):
Management Fees(f)	0.40%		0.40%		0.40%		0.40%
Distribution and/or Service (12b-1) Fees(g)	0.25%		1.00%		1.00%		None
Other Expenses(h) (including Administration Fee(i))	1.61%		1.63%		1.62%		1.59%
Total Annual Fund Operating Expenses	2.26%		3.03%		3.02%		1.99%
Fee Waiver and/or Expense Reimbursement(j)	—0.61%		—0.63%		—0.62%		—0.59%
Net Total Annual Fund Operating Expenses(k)	1.65%		2.40%		2.40%		1.40%
(a)	Certain selected securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “Account Choices — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Account Choices — Pricing of Shares”
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Fund’s share of expenses of the Trust.

(footnotes continued on next page)

6	MERCURY BASIC VALUE FUND, INC.

(footnotes continued from previous page)

(f)	Paid by the Trust.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund, and the Fund reimburses the Investment Adviser or its affiliates for such services.
(i)	Includes an administration fee, which is payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.
(j)	The Administrator has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of the Fund’s shares will not exceed 1.40%. This amount does not include distribution and/or service (12b-1) fees. This arrangement has a one year term and is renewable.
(k)	The Net Total Annual Fund Operating Expenses reflect expenses actually incurred during the Fund’s most recent fiscal year restated to reflect the contractual expenses reimbursement agreement between the Fund and the Administrator currently in effect.

MERCURY BASIC VALUE FUND, INC.	7

Example:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
	One year	Three years†	Five years†	Ten years†
Class A	$684	$1,139	$1,619	$2,939
Class B	$643	$1,177	$1,736	$3,121	*
Class C	$343	$875	$1,532	$3,293
Class I	$660	$1,063	$1,490	$2,675

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
	One year	Three years†	Five years†	Ten years†
Class A	$684	$1,139	$1,619	$2,939
Class B	$243	$877	$1,536	$3,121	*
Class C	$243	$875	$1,532	$3,293
Class I	$660	$1,063	$1,490	$2,675
†	These expenses do not reflect the continuation beyond the first year of the contractual arrangement between the Investment Adviser and the Fund that limits expenses incurred by each class of the Fund to 1.40% exclusive of distribution and/or service (12b-1) fees. This agreement has a one year term and is renewable.
*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to Fees and Expenses table above.

8	MERCURY BASIC VALUE FUND, INC.

About the Portfolio Managers — Kevin Rendino is the co-portfolio manager and Vice President of the Fund. Mr. Rendino has been a Managing Director of Merrill Lynch Investment Managers since 2000 and was a First Vice President from 1997 to 2000. He has been the Fund’s co-portfolio manager since 2000.

Robert J. Martorelli is the co-portfolio manager and Vice President of the Fund. Mr. Martorelli has been a Managing Director of Merrill Lynch Investment Managers since 2000, a First Vice President thereof from 1997 to 2000, and a portfolio manager thereof since 1987. He has been co-portfolio manager of the Fund since 2002.

About the Investment Adviser and Administrator — Mercury Advisors serves as the Investment Adviser and Fund’s Administrator.

HOW THE FUND INVESTS

The Fund’s investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objectives.

The Fund seeks to achieve its objectives by investing in a diversified portfolio consisting primarily of equity securities. In selecting securities, Fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

Fund management believes that favorable changes in market prices are more likely to occur when:

•	Stocks are out of favor

•	Company earnings are depressed

•	Price/earnings ratios are relatively low

•	Investment expectations are limited

•	There is no general interest in a security or industry

On the other hand, Fund management believes that negative developments are more likely to occur when:

•	Investment expectations are generally high

•	Stock prices are advancing or have advanced rapidly

•	Price/earnings ratios have been inflated

•	An industry or security continues to become popular among investors

In other words, Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Fund may invest a large part of its net assets in stocks that have weak research ratings.

MERCURY BASIC VALUE FUND, INC.	9

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest up to 25% of its total assets in the securities of foreign companies. The Fund concentrates its foreign exposure on established companies in developed countries. Although the Fund may invest in emerging markets or underdeveloped countries from time to time, the Fund does not speculate on such markets or countries.

The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term investments to reduce exposure to equity securities when Fund management believes it is advisable to do so, or to meet redemptions. Investments in short term debt securities typically can be sold easily and have limited risk of loss but may limit the Fund’s ability to achieve its investment objective.

The Fund may lend its portfolio securities and invest its uninvested cash balances in affiliated money market funds.

The Fund may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objectives, or that the Fund’s performance will be positive over any period of time.

10	MERCURY BASIC VALUE FUND, INC.

Set forth below are the main risks of investing in the Fund.

Market Risk and Selection Risk

Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Value Investing Style Risk

The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Foreign Securities Risks

The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

•	The costs of foreign securities transactions are often higher than those of U.S. transactions

•	The legal protections, and accounting and securities settlement procedures in certain foreign countries may be different from and offer less protection than those in the United States

•	Foreign holdings may be adversely affected by foreign governmental action

•	International trade barriers or economic sanctions against certain countries may be adversely affect the holdings

•	The economies of certain countries may compare unfavorably with the U.S. economy

•	Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult

MERCURY BASIC VALUE FUND, INC.	11

Borrowing and Leverage Risk

The Fund may borrow for temporary emergency purposes including to meet redemptions, for the payment of dividends, for share repurchases or for clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to when issued securities, forward commitments, options and warrants.

Securities Lending

The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Derivatives

The Fund may use derivative instruments to hedge its investment. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

12	MERCURY BASIC VALUE FUND, INC.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed and Inverse Securities

The Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Fund may also invest in securities whose return is inversely related to changes in an index or interest rate (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or equity index levels move in a way Fund management does not anticipate.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that have not been registered under the

MERCURY BASIC VALUE FUND, INC.	13

applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund may not be able to sell the securities.

Convertible Securities

Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the value of the market underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

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PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class I shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates intend to make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares, for shareholder servicing activities or for sub-transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Funds Transfer Agent.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

MERCURY BASIC VALUE FUND, INC.	15

To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class A	Class B	Class C	Class I
Availability?	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Limited to certain eligible investors including:

• Current Class I shareholders

• Certain Retirement Plans

• Participants in certain sponsored programs

• Certain affiliates, selected securities dealers and other financial intermediaries

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.
Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)
Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee. No Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	No.
Conversion to Class A Shares?	N/A	Yes, automatically after approximately eight years.	No.	No.

16	MERCURY BASIC VALUE FUND, INC.

Right of Accumulation — permits you to pay the sales charge that would apply to the original cost or current net asset value (whichever is higher) of all qualifying Class A, Class B, Class C and Class I shares taken together that you own in the Fund and any Merrill Lynch Select PricingSM System mutual funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Class A, Class B, Class C and Class I shares of the Fund and any Merrill Lynch Select PricingSM System mutual funds that you agree to buy within a 13-month period. Certain restrictions apply

Class A and Class I Shares — Initial Sales Charge Options

If you select Class A or Class I shares, you will pay a sales charge at the time of purchase as shown in the following table:

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 and over**	0.00%	0.00%	0.00%
*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A and Class I shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends.

The table above shows the reduced sales charges for which you may qualify when you purchase Class A or Class I shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in Class A, Class B, Class C or Class I shares of the Fund or of any Merrill Lynch Select PricingSM System mutual funds owned by you, your spouse and/or your children under the age of twenty one. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the higher of the current net asset value or original cost (including any sales charges paid) of all shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

MERCURY BASIC VALUE FUND, INC.	17

In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any Merrill Lynch Select PricingSM System mutual fund, you should inform your financial advisor or other financial intermediary of any other Class A, Class B, Class C and/or Class I shares of the Fund or any Merrill Lynch Select PricingSM System mutual fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at Merrill Lynch, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plans accounts, UGMA/UTMA accounts, Joint Tenancy accounts, Trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial advisor or other financial intermediary may request documentation—including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one—from you to show that you qualify for a reduced sales charge. You should retain these records because—depending on where an account is held or the type of account—the Fund, its Transfer Agent, and/or your financial advisor or other financial intermediary may not be able to maintain this information.

No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends.

A sales charge waiver on a purchase of Class A or Class I shares may also apply for:

•	TMASM Managed Trusts

•	Merrill Lynch investment or central asset accounts that meet certain conditions

•	Employer-sponsored retirement or savings plans that meet certain eligibility requirements

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds that meet certain conditions

•	Investors, including directors or trustees of the Fund, Merrill Lynch mutual funds and Merrill Lynch board members and employees, that meet certain qualifications

•	Fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates and that meet certain conditions

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at our web site at www.mutualfunds.ml.com and in the Statement of Additional Information, which is available on request.

18	MERCURY BASIC VALUE FUND, INC.

Only certain investors are eligible to buy Class I shares including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial advisor, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class I shares, you should buy Class I shares since Class A shares are subject to an annual 0.25% account maintenance fee, while Class I shares are not. The Distributor normally pays the annual 0.25% Class A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem Class A or Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial advisor, selected securities dealer, other financial intermediary or contact the Fund’s Transfer Agent at 1-888-763-2260.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual 0.25% Class B account maintenance fee to dealers as a service fee on a monthly basis. The Distributor normally retains the Class B shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Class C shares from its own resources at the time of sale. The Distributor pays the annual 0.75% Class C shares distribution fee and the annual 0.25% Class C shares account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers on a monthly basis for Class C shares held for over a year and normally retains the Class C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Class C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be

MERCURY BASIC VALUE FUND, INC.	19

required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial advisor, selected securities dealer or other financial intermediary who assists you in your decision in purchasing Fund shares.

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*
0-1	4.00%
1-2	4.00%
2-3	3.00%
3-4	3.00%
4-5	2.00%
5-6	1.00%
6 and thereafter	0.00%
*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through dividend reinvestment are not subject to a deferred sales charge. Not all Mercury and Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Mercury fund or a Merrill Lynch fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

•	Redemption in connection with participation in certain fee-based programs of the Investment Adviser, its affiliates, selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Fund shares are held

20	MERCURY BASIC VALUE FUND, INC.

•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Mercury and Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s longer conversion schedule will apply. If you exchange your Class B shares of the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s longer conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held, withdrawals through the Systematic Withdrawal Plan and redemptions of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

MERCURY BASIC VALUE FUND, INC.	21

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial advisor, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial advisor, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

22	MERCURY BASIC VALUE FUND, INC.

If you want to	Your choices	Information important for you to know
Buy shares	First, select the share class appropriate for you	Please refer to the pricing of shares table on page 17. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000 for all accounts except:

• $500 for certain fee-based programs.

• $100 for retirement plans.

(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your financial advisor selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. However, certain financial intermediaries may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain selected securities dealers or financial intermediaries may charge a fee to process a purchase. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers or other financial intermediaries may be higher or lower.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent Agent at
1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to your investment	Purchase additional shares

The minimum investment for additional purchases is generally $100 for all accounts except:

• $50 for certain fee-based programs.

• $1 for retirement plans.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your selected securities dealer or other financial intermediary.

MERCURY BASIC VALUE FUND, INC.	23

If you want to	Your choices	Information important for you to know
Transfer shares to another securities dealer or other financial intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for all transferred shares. You may only purchase additional shares of funds previously owned before transfer. All future trading of these shares must be coordinated by the receiving selected securities dealer or other financial intermediary.
	Transfer to a non-participating selected securities dealer or or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.
Sell your shares	Have your financial advisor, selected securities dealer, or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your selected securities dealer or financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). However, certain financial intermediaries may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain selected securities dealers or other financial intermediaries may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. No processing fee is charged if you redeem your shares directly through the Transfer Agent. The fees charged by other securities dealers or other financial intermediaries may be higher or lower.

The Fund may reject an order to sell shares under certain circumstances.

	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

24	MERCURY BASIC VALUE FUND, INC.

If you want to	Your choices	Information important for you to know
Sell your shares (continued)	Sell through the Transfer Agent (continued)	You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-888-763-2260 for details.
Sell shares systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly or quarterly basis, subject to certain conditions. When making systematic withdrawals, you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic sales of shares. Ask your financial advisor, selected securities dealer or other financial intermediary for details.
Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of the Fund for shares of other Mercury or Merrill Lynch mutual funds, including the other feeder of the Trust that has a lower operating expense ratio, or for shares of Summit Cash Reserves Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury or Merrill Lynch fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and you are not eligible to buy Class I shares) you will exchange into Class A shares. If you own Class A or Class I shares and wish to exchange into Summit, you will exchange into Class A shares of Summit Cash Reserves Fund. Class B or Class C shares can be exchanged for Class B shares of Summit Cash Reserves Fund.

Some of the Mercury or Merrill Lynch mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class A or Class I shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.

To exercise the exchange privilege contact your financial advisor, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERCURY BASIC VALUE FUND, INC.	25

Net Asset Value — the market value in U.S. dollars of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

SHORT-TERM TRADING

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund will reject purchase orders, including exchanges, from market timers or investors if Fund management has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control. Fund management may not, however, be able to determine that a specific order, particularly with respect to order made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

ANTI-MONEY LAUNDERING REQUIREMENTS

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are

26	MERCURY BASIC VALUE FUND, INC.

expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A and Class I shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class I shares have lower expenses.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor or its affiliates, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund’s shares or into the Summit Cash Reserves Fund. The class you receive may be the class you originally owned when

MERCURY BASIC VALUE FUND, INC.	27

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“Buying A Dividend“

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial advisor, selected securities dealer or other financial intermediaries.

DIVIDENDS AND TAXES

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial advisor about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent. Although this can not be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

Certain dividend income, including dividends received from some foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. To the extent that the Fund’s distributions are derived from qualifying dividend income and long-term capital gain, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

28	MERCURY BASIC VALUE FUND, INC.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

ELECTRONIC DELIVERY

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

MERCURY BASIC VALUE FUND, INC.	29

MANAGEMENT OF THE FUND

Fund Asset Management, doing business as Mercury Advisors, is the Trust’s Investment Adviser and manages the Trust’s investments and its business operations under the overall supervision of the Board of Trustees of the Trust. The Investment Adviser has the responsibility for making all investment decisions for the Trust. The Trust pays the Investment Adviser an investment advisory fee at the annual rate of 0.60% of the average daily net assets of the Trust for the first $100 million; 0.50% of the average daily net assets from $100 million to $200 million; and 0.40% of the average daily net assets above $200 million. For the fiscal year ended June 30, 2004, the Investment Adviser received a fee at an annual rate of 0.40% of the Trust’s average daily net assets.

Mercury Advisors was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Mercury Advisors and its affiliates had approximately $472 billion in investment company and other portfolio assets under management as of September 2004.

CONFLICTS OF INTEREST

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Trust, the Fund and the Fund’s shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund and the Trust. Merrill Lynch (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund and the Trust. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by the Fund and the Trust and may result in Merrill Lynch’s having positions that are adverse to those of the Fund and the Trust. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Fund and the Trust. As a result, Merrill Lynch may compete with the Fund for appropriate investment opportunities. In addition, the Fund and the Trust may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. The Fund and the Trust also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage.

30	MERCURY BASIC VALUE FUND, INC.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an affiliate of the Manager to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Merrill Lynch in connection with the Fund’s portfolio investment transactions.

The Fund’s activities may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. See the Statement of Additional Information for further information.

MASTER/FEEDER STRUCTURE

The Fund is a “feeder” fund that invests all of its assets in the Trust. Investors in the Fund will acquire an indirect interest in the Trust.

The Trust may accept investments from other feeder funds, and all the feeders of the Trust bear the portfolio’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Trust on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same portfolio. Information about other feeders, if any, is available by calling 1-800-637-3863.

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the master portfolio.

The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

MERCURY BASIC VALUE FUND, INC.	31

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended June 30,			For the Period October 16, 2000† to June 30, 2001		For the Year Ended June 30,				For the Period October 16, 2000† to June 30, 2001
	2004	2003	2002			2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.19	$9.37	$10.37	$10.00		$ 9.16	$9.29	$10.33		$10.00
Investment income (loss) — net	.03 ***	.04 ***	.01 ***	.01		.03 ***	.04 ***	(.02	)***	—	††
Realized and unrealized gain (loss) on investments and foreign currency transactions allocated from the Trust — net	2.15	(.20)	(.99)	.36		2.19	(.15)	(1.01)		.33
Total from investment operations	2.18	(.16)	(.98)	.37		2.22	(.11)	(1.03)		.33
Less dividends and distributions:
Investment income — net	(.05)	(.02)	(.02)	—		(.05)	(.02)	(.01)		—
Realized gain on investments allocated from the Trust — net	—	—	— ††	—		—	—	—	††	—

Total dividends and distributions	(.05)	(.02)	(.02)	—		(.05)	(.02)	(.01)		—
Net asset value, end of period	$11.32	$9.19	$ 9.37	$10.37		$11.33	$9.16	$ 9.29		$10.33
Total Investment Return:**
Based on net asset value per share	23.78%	(1.66%)	(9.48%)	3.70	%#	24.25%	(1.15%)	(9.97%)		3.30	%#
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement†††	1.65%	1.65%	1.65%	1.36	%*	1.65%	1.65%	1.99%		1.97	%*
Expenses†††	2.26%	2.28%	2.83%	23.91	%*	2.28%	2.29%	3.23%		22.03	%*
Investment income (loss) — net	.28%	.44%	.13%	.51	%*	.28%	.43%	(.24%)		(.18	%)*
Supplemental Data:
Net assets, end of period (in thousands)	$2,406	$2,330	$2,442	$323		$5,915	$5,904	$7,969		$2,290
Portfolio turnover of the Trust	33.32%	31.92%	38.15%	37.53	%##	33.32%	31.92%	38.15%		37.53	%##

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Amount is less than $(.01) per share.
†††	Includes the Fund’s share of the Trust’s allocated expenses.
#	Aggregate total investment return.
##	Trust commenced operations on October 13, 2000.

32	MERCURY BASIC VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

	Class C						Class I
Increase (Decrease) in Net Asset Value:	For the Year Ended June 30,				For the Period October 16, 2000† to June 30, 2001		For the Year Ended June 30,			For the Period October 16, 2000† to June 30, 2001
	2004	2003	2002				2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.12	$9.30	$10.33		$10.00		$ 9.24	$9.41	$10.39	$10.00
Investment income (loss) — net	.03 ***	.04 ***	(.01	)***	—	††	.06 ***	.06 ***	.04 ***	.04
Realized and unrealized gain (loss) on investments and foreign currency transactions allocated from the Trust — net	2.14	(.20)	(1.01)		.33		2.16	(.20)	(1.00)	.35
Total from investment operations	2.17	(.16)	(1.02)		.33		2.22	(.14)	(.96)	.39
Less dividends and distributions:
Investment income — net	(.05)	(.02)	(.01)		—		(.07)	(.03)	(.02)	—
Realized gain on investments allocated from the Trust — net	—	—	—	††	—		—	—	— ††	—

Total dividends and distributions	(.05)	(.02)	(.01)		—		(.07)	(.03)	(.02)	—
Net asset value, end of period	$11.24	$9.12	$ 9.30		$10.33		$11.39	$9.24	$ 9.41	$10.39
Total Investment Return:**
Based on net asset value per share	23.84%	(1.69%)	(9.89%)		3.30	%#	24.16%	(1.42%)	(9.22%)	3.90	%#
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement†††	1.65%	1.65%	1.83%		1.81	%*	1.40%	1.40%	1.40%	1.19	%*
Expenses†††	2.27%	2.31%	3.03%		21.97	%*	1.99%	2.08%	2.65%	26.47	%*
Investment income (loss) — net	.28%	.43%	(.06%)		(.02	%)*	.54%	.67%	.37%	.79	%*
Supplemental Data:
Net assets, end of period (in thousands)	$2,512	$2,419	$3,503		$838		$79	$109	$189	$42
Portfolio turnover of the Trust	33.32%	31.92%	38.15%		37.53	%##	33.32%	31.92%	38.15%	37.53	%##

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Amount is less than $(.01) per share.
†††	Includes the Fund’s share of the Trust’s allocated expenses.
#	Aggregate total investment return.
##	Trust commenced operations on October 13, 2000.

MERCURY BASIC VALUE FUND, INC.	33

Fund

Mercury Basic Value Fund, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(1-888-763-2260)

Investment Adviser and Administrator

Mercury Advisors

Administrative Offices:

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Mailing Address:

P.O. Box 9011

Princeton, New Jersey 08543-9011

Transfer Agent

Financial Data Services, Inc.

Administrative Offices:

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Mailing Address:

P.O. Box 45289

Jacksonville, Florida 32232-5289

(1-888-763-2260)

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

Accounting Services Provider

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

Distributor

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

Custodian

The Bank of New York

100 Church Street

New York, New York 10286

Counsel

Sidley Austin Brown & Wood LLP

787 Seventh Avenue

New York, New York 10019-6018

MERCURY BASIC VALUE FUND, INC.

To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial advisor or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.

Contact your financial advisor or other financial intermediary or contact the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information in this Prospectus.

Investment Company Act File #811–09957

Code #MF19118 1004

© Mercury Advisors

800 Scudders Mill Road

Plainsboro, New Jersey 08536

FAM Distributors, Inc. Member NASD

STATEMENT OF ADDITIONAL INFORMATION

Mercury Basic Value Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

Mercury Basic Value Fund, Inc. (the “Fund”) is a diversified, open-end investment company organized as a Maryland corporation.

The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks to achieve its investment objective by seeking special opportunities in securities that are selling at a discount, either from book value or historical price/earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio. There can be no assurance that the Fund will achieve its investment objective.

The Fund is a “feeder” fund that invests its assets in the Master Basic Value Trust (the “Trust”), which has the same investment objective and strategies as the Fund. All investments are made at the Trust level. The Fund’s investment results correspond directly to the investment results of the Trust.

The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated October 28, 2004 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-888-763-2260 or your financial advisor, or by writing to the Fund at the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-888-763-2260, between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser

FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is October 28, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio. There can be no assurance that the objective of the Fund will be realized. The Fund is classified as diversified under the Investment Company Act.

The Fund is a “feeder” fund that invests all of its assets in the Trust, which has the same investment objective and strategies as the Fund. All investments are made at the Trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the Trust.

The investment strategy of the Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price/earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, Fund management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated, events. This investment policy departs from traditional philosophy. Fund management believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

Investment emphasis is on equity securities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Fund also may invest in preferred stock and non-convertible debt securities and utilize covered call options with respect to portfolio securities as described below. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government Securities and money market securities, repurchase agreements or cash, in such proportions as, in the opinion of Fund management, prevailing market or economic conditions warrant.

Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”), doing business as Mercury Advisors, the Fund’s investment adviser, is responsible for the management of the Fund’s portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Fund’s investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research, economic research and computer applications facilities provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), its affiliate.

Convertible Securities

Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Foreign Investment Risks

Foreign Market Risk.    Since the Fund may invest in foreign securities, it offers the potential for more diversification than a fund that invests only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. However, they would generally be subject to the same risks as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

Foreign Economy Risk.    The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk.    Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Other Investment Policies, Practices and Risk Factors

Securities Lending.    The Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Trust has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates to be a borrower of securities from the Trust. See “Portfolio Transactions and Brokerage.”

Repurchase Agreements.    The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Warrants.    The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When Issued Securities, Delayed Delivery Securities and Forward Commitments.    The Fund may purchase or sell securities that it is entitled to receive on a when issued or delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Derivatives.    The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Hedging.    The Fund may use Derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and could be increased. While the Fund’s use of hedging strategies, if any, is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund’s shares will fluctuate. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or in equity, debt and currency markets occur. There can be no assurance that hedging transactions by the Fund, if any, will be effective.

The Fund may use Derivative instruments and trading strategies including the following:

Indexed and Inverse Securities.    The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)

Options on Securities and Securities Indices

Options on Securities and Securities Indices.    The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates.

Types of Options.    The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate, such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Put Options.    The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Call Options.    The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Futures

The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Swap Agreements

The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise prohibited.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions.    Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures.    The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options.    The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging.    The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or had committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency.    Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on the daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments

(i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

The Fund may not use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Other Special Considerations.    The Fund may, without limit, make short-term investments, purchase high quality bonds or buy or sell Derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund. The Fund may also engage in short-term trading of stocks purchased in initial public offerings. To the extent the Fund does so, it may realize short-term gains which are taxable as ordinary income to shareholders.

Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities.    The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will assume to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Investment in Other Investment Companies.    The Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of the Trust.) The Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Utility Industries.    Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and polices of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Initial Public Offering Risk.    The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Securities of Smaller or Emerging Growth Companies.    Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Real Estate Related Securities.    Although the Fund may invest directly in real estate, the Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in a Fund may be subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying Fund investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Any investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

Real Estate Investment Trusts (“REITs”).    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Standby Commitment Agreements.    The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Suitability

The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on equity securities that the Fund believes are undervalued, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in undervalued equity securities, including the risk of loss of principal.

Investment Restrictions

The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental and non-fundamental investment restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are the Fund’s fundamental and non-fundamental investment restrictions. The Trust has adopted investment restrictions substantially identical to those set forth below, which are fundamental and non-fundamental, as applicable, policies of the Trust. The Trust’s fundamental policies may not be changed without the approval of the holders of a majority of interests of the Trust. Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Fund may not:

1.  Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.  Make investments for the purpose of exercising control or management.

4.  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

6.  Issue senior securities to the extent such issuance would violate applicable law.

7.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Fund may not:

(a)  Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b)  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c)  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities, that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

(d)  Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes — Taxes.” To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements. The Fund is “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

Portfolio Turnover

The Investment Adviser will effect portfolio transactions without regard to the time the securities have been held if, in its judgment, such transactions are advisable. Given the Fund’s investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences, such as an increase in ordinary income and/or capital gain dividends. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The Directors of the Fund consist of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The same individuals serve as Trustees of the Trust. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Fund’s Audit Committee (the Audit “Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended June 30, 2004.

Each non-interested Director is also a member of the Fund’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met once during the Fund’s fiscal year end June 30, 2004.

Biographical Information.    Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliates (“Affiliate-advised funds”), and other public directorships:

Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds Overseen	Public Directorships
DONALD W. BURTON (60)	Director	Director since 2002	General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 36 portfolios	ITC DeltaCom, Inc. (telecommunications); Knology, Inc. (telecommunications) ; Symbion, Inc. (health care)

Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds Overseen	Public Directorships

M. COLYER CRUM (72)***	Director	Director since 2000	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996. Chairman & Director of Phaeton International, Ltd since 1985.	24 registered investment companies consisting of 37 portfolios	Cambridge Bancorp (banking company)

LAURIE SIMON HODRICK (42)	Director	Director since 2000	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 36 portfolios	None

DAVID H. WALSH (62)	Director	Director since 2003	Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities therewith from 1973 to 1992; Director, The National Audubon Society since 2000; Director, The American Museum of Fly Fishing since 1998.	23 registered investment companies consisting of 36 portfolios	None

FRED G. WEISS (63)	Director	Director since 2000	Managing Director of FGW Associates since 1997; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000.	23 registered investment companies consisting of 36 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Chairman of the Audit Committee.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in Affiliate-advised funds and public directorships held:

Name, Address† and Age	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds and Portfolios Overseen	Public Directorships
TERRY K. GLENN* (64)	President and Director	President and Director*** since 2000	President of the Affiliate-advised funds since 1999; Chairman (Americas Region) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein, include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	124 registered investment companies consisting of 157 portfolios	None

Name, Address† and Age	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds and Portfolios Overseen	Public Directorships
DONALD C. BURKE (43)	Vice President and Treasurer	Vice President and Treasurer since 2000	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of the FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	123 registered investment companies consisting of 156 portfolios	None

ROBERT C. DOLL, JR. (49)	Senior Vice President	Senior Vice President since 2000	President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001; Director of Princeton Services since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	40 registered investment companies consisting of 63 portfolios	None

ROBERT MARTORELLI (46)	Vice President and Co-Portfolio Manager	Vice President since 2001	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	5 registered investment companies consisting of 3 portfolios	None

KEVIN RENDINO (35)	Vice President and Co-Portfolio Manager	Vice President since 2001	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	6 registered investment companies consisting of 4 portfolios	None

JEFFREY HILLER (53)	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer of the Affiliates-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; and Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the SEC’s Division of Enforcement in Washington, DC from 1990 to 1995.	124 registered investment companies consisting of 157 portfolios	None

ALICE A. PELLEGRINO (44)	Secretary	Secretary since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997.	123 registered investment companies consisting of 156 portfolios	None

†	The address of each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
*	Mr. Glenn is an “interested person”, as defined in the Investment Company Act, of the Fund based on his current and former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.
***	As Director, Mr. Glenn serves until his successor is elected and qualified or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.

Share Ownership.    Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2003 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
Donald W. Burton	None	Over $100,000
M. Colyer Crum	None	Over $100,000
Laurie Simon Hodrick	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000

The Directors may purchase Class I shares of the Fund at net asset value.

As of October 8, 2004, the officers and directors as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2003, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors

The Fund, another feeder Fund and the Trust pay each non-interested Director a combined fee for service on the Board and the Committee of $10,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Committee meeting attended. The Chairman of the Committee receives an additional fee of $2,000 per year. Each non-interested Director also receives an aggregate fee of $3,000 for each separate in-person special meeting attended, which is allocated equally among all the applicable MLIM/FAM-advised funds overseen by the Directors. The Fund and the Trust reimburse each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table shows the compensation earned by the non-interested Directors for the fiscal year ended June 30, 2004, and the aggregate compensation paid to them from all Affiliate-advised Funds for the calendar year ended December 31, 2003.

Name	Compensation from Fund/Trust	Pension or Retirement Benefits Accrued as Part of Fund/Trust Expense	Aggregate Compensation from Fund/Trust and Other Affiliate- Advised Funds†
Donald W. Burton	$18,000	None	$203,750
M. Colyer Crum*	$20,000	None	$229,583
Laurie Simon Hodrick	$18,000	None	$203,750
David H. Walsh**	$18,000	None	$138,042
Fred G. Weiss	$18,000	None	$203,750

†	For the number of Affiliate-advised funds from which each Director receives compensation, see the table beginning on page 19.
*	Chairman of the Audit Committee.
**	Mr. Walsh became a Director of the Fund and of certain other Affiliate-advised funds effective July 7, 2003.

Management and Advisory Arrangements

Investment Advisory Services.    The Fund invests all of its assets in shares of the Trust. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an investment advisory agreement with the Investment Adviser (the “Investment Advisory Agreement”). Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Trust’s portfolio and constantly reviews the Trust’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Trust. As discussed in “The Management Team-Management of the Fund” in the Prospectus, the Investment Adviser receives for its services to the Trust a monthly fee at an annual rate of 0.60% of the average daily net assets of the Trust for the first $100 million; 0.50% of the average daily net assets from $100 million to $200 million; and 0.40% of the average daily net assets above $200 million. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. For the fiscal year ended June 30, 2004, the Investment Adviser received from the Trust a fee at the annual rate of 0.40% of the Trust’s average daily net assets.

The table below sets forth information about the total investment advisory fees paid by the Trust to the Investment Adviser for the periods indicated.

Fiscal Year Ended June 30,	Investment Advisory Fee
2004	$33,463,162
2003	$28,621,078
2002	$35,390,702

Payment of Trust Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers, Trustees, and Directors who are affiliated persons of the Investment Adviser or any affiliate. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. Certain accounting services are provided to the Trust by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Trust. The Trust pays a fee for these services. In addition, the Trust reimburses the Investment Adviser for other accounting services.

Payment of Fund Expenses.    The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor, see “Distribution Expenses” below), including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the “Transfer Agent”), expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign securities laws, fees and actual out-of-pocket expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of Fund shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.” Certain accounting services are provided to the Fund by State Street pursuant to an agreement between State Street and the Fund. The Fund pays a fee for the cost of these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services.

The Board of Directors of the Fund and the Board of Trustees of the Trust each receives, reviews and evaluates information concerning the services and personnel of the Investment Adviser and its affiliates at each quarterly meeting of the Board and the Audit Committee. While particular focus is given to information concerning profitability, comparability of fees and total expenses and Fund performance at the meeting at which the renewal of the Investment Advisory Agreement is considered, the evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Boards’ and the Audit Committees’ consideration of the nature, extent and quality of the services provided by the Investment Adviser under the Investment Advisory Agreement included deliberations at other quarterly meetings in addition to the annual renewal meeting.

In connection with the Boards’ consideration of the Investment Advisory Agreement, the Boards received from the Investment Adviser financial and performance data for the Trust, information concerning the profitability of the Fund and Trust to the Investment Adviser, and information as to services rendered to the Fund and Trust and compensation paid to affiliates of the Investment Adviser by the Fund and the Trust. The Board reviewed information regarding access to research services from brokers to which the Investment Adviser may have allocated Trust brokerage in a “soft dollar” arrangement and the services provided by and the compensation paid to FAM as the Fund’s administrator. The Board also received from Lipper, Inc. information concerning the performance of the Fund compared to certain other non-MLIM/FAM-advised open-end funds that invest primarily in equity securities using a value investing style, and comparing the Fund’s and Trust’s fee rate for advisory and administrative services and ratios for management expenses, investment-related expenses and total expenses to those of other non-MLIM/FAM-advised open-end funds deemed comparable by Lipper, Inc. The Boards considered the compensation paid to the Investment Adviser and the services provide to the Fund and Trust by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provides these services. In addition to the investment advisory services provided to the Trust, the Investment Adviser and its affiliates provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Boards also considered the direct and indirect benefits to the Investment Adviser from its relationship with the Fund and the Trust. Based on their experience as Directors/Trustees of the Fund and the Trust and as directors of other MLIM/FAM-advised funds, the Boards concluded that the Fund and the Trust benefit, and should continue to benefit, from those services.

In reviewing the Investment Advisory Agreement, the Boards focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that invest primarily in equity securities of issuers both within and outside the United States, among them other MLIM/FAM-advised open-end funds that have investment objectives and strategies similar to those of the Trust and Fund. The Boards considered the amount of equity assets under the management of the Investment Adviser and its affiliates as well as the experience of the Trust’s portfolio management team. The Boards noted that the Investment Adviser has over twenty-five years experience investing in such securities, and that Mr. Rendino and Mr. Martorelli, the Trust’s portfolio managers, each has more than ten years experience investing in U.S. and foreign equity securities. The Boards noted that the Investment Adviser has a high level of expertise in managing the types of investments used by the Trust and concluded that the Trust benefits, and should continue to benefit, from that expertise. The Boards based their conclusions on their experience as directors of other open end investment companies managed by the Investment Adviser that invest in equity securities and on their experience with the security analysis and risk management historically performed by the Investment Adviser.

The Boards also reviewed the compliance and administrative services provided to the Fund and the Trust by the Investment Adviser, including its oversight of the Fund’s and Trust’s day-to-day operations and its oversight of Fund and Trust accounting. The Investment Adviser and its affiliates provide compliance and administrative services to the Fund, the Trust and all the MLIM/FAM-advised funds, as well as to a number of third party fund groups. The Boards, based on their experience as directors/trustees of other investment companies managed by the Investment Adviser and its affiliates as well as the Fund and the Trust, also focused on the quality of the Investment Adviser’s compliance and administrative staff. The Boards noted that, in addition to the analysts dedicated to the Trust and the analysts and compliance personnel dedicated to the equity management group, the Investment Adviser has a separate administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Fund and the Trust. The Directors/Trustees concluded, based on their experience as Board members, that, historically, the compliance and administrative services provided by the Investment Adviser were of a sufficiently high quality to benefit the Fund and the Trust.

In reviewing the Investment Advisory Agreement, the Boards evaluated the Fund’s and the Trust’s fee rate for advisory and administrative services and the Trust’s historical performance as compared to the rate of other non-MLIM/FAM-advised comparable open-end funds that invest primarily in a portfolio of equity securities using a value investing style as provided by Lipper, Inc. In particular, the Boards noted that the Trust had a contractual advisory fee rate at a common asset level that was the third lowest of the fifteen funds in the group and well below the median of the group. The Boards also found that the Trust’s and Fund’s actual advisory fee rate, which includes advisory and administrative services and the effects of any fee waivers, as a percentage of total assets at a common asset level was the third lowest of the funds in the category and well below the median of the group. The Boards also compared the Trust’s and Fund’s total expenses to those of other, similarly managed funds and concluded that their overall expenses were below the median of the group. The Boards also noted that the Trust’s historical performance was comparable to that of similarly managed open-end funds and above the average of the performance group. The Boards also requested, received and considered profitability information related to the management revenues from the Fund and the Trust. Based upon the information reviewed and their discussion, the Boards concluded that the advisory fee rate schedule was reasonable in relation to the services provided by the Investment Adviser to the Fund and the Trust as well as the costs incurred and benefits to be gained by the Investment Adviser and its affiliates in providing such services, including the advisory and administrative components and the effects of any fee waivers. The Boards also found the investment advisory fee and total expense ratio to be reasonable in comparison to the fees charged by other comparable funds of similar size.

The Boards considered whether there should be changes in the advisory fee rate or structure in order to enable the Trust and the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund’s assets. The Board determined that the current advisory fee rate schedule, which includes breakpoints that reduce the advisory fee rate as the Trust’s assets increase, was reasonable and that no changes are currently necessary. The non-Interested Directors/Trustees were represented by independent counsel who assisted them in their deliberations.

Organization of the Investment Adviser.    The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

Administrative Services and Administration Fee.    The Fund has entered into an administration agreement with FAM (the “Administrator”) as Administrator (the “Administration Agreement”). The Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates. The

Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund.

Fiscal Year Ended June 30,	Administrative Fee	Amount Waived
2004	$28,149	$28,149
2003	$27,574	$27,574
2002	$25,695	$25,695

Duration and Termination.    Unless earlier terminated as described below, the Trust’s Investment Advisory Agreement and the Fund’s Administration Agreement will each remain in effect from year to year if approved annually (a) by the Board of Trustees/Directors or by the vote of a majority of the outstanding voting securities of the Trust/Fund and (b) by a majority of the non-interested Trustees/Directors who are not parties to the applicable agreement or interested persons of FAM, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and Administration Agreement are not assignable and will automatically terminate in the event of their assignment. In addition, such contracts may be terminated without penalty on 60 days written notice to the other party by the Board of Trustees/Directors, by the vote of a majority of the outstanding voting securities of the Trust/Fund or by the Investment Adviser.

Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class I shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the fee-based program of an affiliate of the Investment Adviser. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth the Transfer Agent fees paid by the Fund for the periods indicated.

Fiscal Year Ended June 30,	Transfer Agent Fees
2004	$15,310
2003	$15,371
2002	$11,907

Accounting Services.    The Fund and the Trust have entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund and the Trust. The Fund and the Trust pay a fee for these services. The Investment Adviser also provides to provide certain accounting services to the Fund and the Trust. The Fund and the Trust reimburse the Investment Adviser for accounting services for the period indicated.

The table below shows the amounts paid by the Fund and the Trust to State Street and to the Investment Adviser for the periods indicated:

	Fund		Trust
Fiscal Year Ended June 30,	Paid to State Street*	Paid to the Investment Adviser	Paid to State Street*	Paid to the Investment Adviser
2004	$0	$0	$1,035,749	$168,242
2003	$0	$0	$923,529	$155,411
2002	$0	$0	$1,074,907	$121,399

*	For providing services to the Fund and the Trust.

Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

The Board of Trustees of the Trust and the Board of Directors of the Fund each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, the Fund, the Investment Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

The Fund issues four classes of shares: shares of Class A and Class I are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class I shares of the Fund represents an identical interest in the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “ Shareholder Services — Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class I shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time) on the day the order is placed, which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, selected securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class I Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares.

Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class I shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class I shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class I Investors.    Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who currently own Class I shares of the Fund in an account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Distributor. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant or the bank has $3 million or more initially invested in Affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by FAM or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

Class A and Class I Sales Charge Information

	Class A Shares
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load- Waived Shares
For the fiscal year ended June 30, 2004	$0	$0	$0	$0
For the fiscal year ended June 30, 2003	$104	$4	$100	$0
For the fiscal year ended June 30, 2002	$2,912	$137	$2,775	$0

	Class I Shares
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load- Waived Shares
For the fiscal year ended June 30, 2004	$0	$0	$0	$0
For the fiscal year ended June 30, 2003	$0	$0	$0	$0
For the fiscal year ended June 30, 2002	$0	$0	$0	$0

The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since securities dealers or other financial intermediaries selling Class A and Class I shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class I shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or original cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any Merrill Lynch Select PricingSM mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class I shares of the Fund or any Merrill Lynch Select PricingSM mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class I shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class I shares of the Fund and of any Merrill Lynch Select PricingSM mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent, the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A or Class I shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class I shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class I shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of the Fund or any Merrill Lynch Select PricingSM mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

Managed Trusts.    Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

Purchase Privileges of Certain Persons.    Members of the Board of Directors of the Fund and Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML &

Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class A and Class I shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

Acquisition of Certain Investment Companies.    Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class I shares of the Fund through certain financial advisors, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser or an affiliate from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and C Shares —Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account (“IRA”) or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution or on redemptions made in connection with the payment of account custodial fees).

The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs of the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs of selected securities dealers and other financial intermediaries that have agreements with the Investment Adviser; or (d) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established. See “Shareholder Services — Fee-Based Programs” and “— Systematic Withdrawal Plan.”

Conversion of Class B Shares to Class A Shares.    After approximately eight years (the “Conversion Period”), Class B shares of the Fund will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets of the Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

In general, Class B shares of Merrill Lynch Select Pricing equity funds will convert approximately eight years after initial purchase and Class B shares of Merrill Lynch Select Pricing taxable and tax-exempt fixed income funds will convert approximately ten years after initial purchase. If you exchange Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

The Conversion Period may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

Contingent Deferred Sales Charges — Class C Shares.

Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held, withdrawals through the Systematic Withdrawal Plans or redemption of Class C shares by certain retirement plans or on redemptions made in connection with the payment of account custodial fees. See “Shareholder Services — Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

	Class B Shares*
	CDSCs Received by Distributor		CDSCs Paid to Merrill Lynch
For the fiscal year ended June 30, 2004	$0	**	$0	**
For the fiscal year ended June 30, 2003	$0	***	$0	***
For the fiscal year ended June 30, 2002	$2,634	****	$2,634	****

	Class C Shares
	CDSCs Received by Distributor		CDSCs Paid to Merrill Lynch
For the fiscal year ended June 30, 2004	$0		$0
For the fiscal year ended June 30, 2003	$0		$0
For the fiscal year ended June 30, 2002	$0		$0

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

**	The Fund collected Class B CDSCS totaling $14,777 and this amount was retained by the Fund as a credit pursuant to National Association of Securities Dealer, Inc. (“NASD”) rules. See “Limitation on the Payment of Deferred Sales Charges” below.
***	The Fund collected Class B CDSCs totaling $31,536 and this amount was retained by the Fund as a credit pursuant to “NASD” rules. See “Limitations on the Payment of Deferred Sales Charges” below.
****	The Fund collected Class B CDSCs totaling $27,322. Of that amount, the Fund paid $2,634 to the Distributor and in turn to Merrill Lynch, and the remainder, $24,688, was retained by the Fund as a credit pursuant to “NASD” rules. See “Limitations on the Payment of Deferred Sales Charges” below.

Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution- related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Distribution Plans

Reference is made to “Account Choices — Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plans for each of the Class A, Class B and Class C shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).

The Distribution Plans for each of the Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial advisors, selected securities dealers and other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B or Class C shares through selected securities dealers or other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate its financial advisors, selected securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares.

The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested

Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors quarterly and for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution related revenues consist of the account maintenance fees, the distribution fees and the CDSCs. Distribution related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense.

As of June 30, 2004, direct cash distribution expenses for the period since the commencement of operations of Class B shares exceeded revenues by $40,833 (0.77% of Class B average net assets at that date). As of June 30, 2004, direct cash distribution expenses for the period since the commencement of operations of Class C shares exceeded direct cash distribution revenues by $7,762 (0.34% of Class C average net assets at that date).

For the fiscal year ended June 30, 2004, the Fund paid the Distributor $6,099 pursuant to the Class A Distribution Plan (based on average daily net assets subject to such Class A Distribution Plan of approximately $2.4 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares. For the fiscal year ended June 30, 2004, the Fund paid the Distributor $15,329 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $6.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 2004, the Fund paid the Distributor $6,434 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $2.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the

Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of June 30, 2004 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary minimum.

	Data Calculated as of June 30, 2004
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charge(2)	Allowable Interest on Unpaid Balances(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period October 16, 2000 (commencement of operations) to June 30, 2004
Under NASD Rule as Adopted	$367,836	$22,990	$87	$23,077	$26,068	$(3,208)	$39,830
Under Distributor’s Voluntary Maximum	$367,836	$22,990	$1,839	$24,829	$26,068	$(1,239)	$39,830
Class C Shares for the period October 16, 2000 (commencement of operations) to June 30, 2004
Under NASD Rule as Adopted	$ 47,098	$ 2,944	$ (223)	$ 2,721	$ 5,544	$(2,823)	$17,208

(1)	Purchase price of all eligible Class B and Class C shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit Cash Reserves Fund (“Summit”) that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consist of CDSC payments, distribution fee payments and accruals. See “Fund Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class I shares in conjunction with the shareholders participation in fee-based programs managed by the Investment Adviser or its affiliates. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in such programs.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum (with respect to Class B and Class C shares) or the Distributor’s voluntary maximum (with respect to Class C shares).

REDEMPTION OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares of the Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Trust and the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Trust or the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-888-763-2260. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address has changed within the last 30 days.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class I Shares

Shareholders of the Fund who have redeemed their Class A and Class I shares have a privilege to reinstate their accounts by purchasing Class A or Class I shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Account Choices — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The principal asset of the Fund will normally be its interest in the underlying Trust. The value of that interest is based on the net assets of the Trust, which are comprised of the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Trust). Expenses of the Trust, including the investment advisory fees, are accrued daily.

Net asset value of the Fund is computed by dividing the value of the Fund’s proportionate interest in the net assets of the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses of the Fund, including the fees payable to the Distributor, are accrued daily.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares of the Fund, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

Securities that are held by the Trust that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based on quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investigation Adviser, believes that this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust’s Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust’s Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust’s Board of Trustees.

Each investor in the Trust may add to or reduce its investment in the Trust on each day the NYSE is open for trading. The value of each investor’s (including the Fund’s) interest in the Trust will be determined as of the close of business on the NYSE by multiplying the net asset value of the Trust by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Trust. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Trust will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Trust as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Trust effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Trust as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Trust by all investors in the Trust. The percentage so determined will then be applied to determine the value of the investor’s interest in the Trust after the close of business on the NYSE on the next determination of net asset value of the Trust.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class I shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on June 30, 2004 is set forth below:

	Class A	Class B	Class C	Class I
Net Assets	$2,405,598	$5,915,411	$2,512,478	$78,981

Number of Shares Outstanding	212,463	521,967	223,584	6,937

Net Asset Value Per Share (net assets divided by number of shares outstanding)	11.32	11.33	11.24	11.39
Sales Charge (for Class A and Class I Shares; 5.25% of Offering Price; (5.54% of net amount invested))*	.63	**	**	.63

Offering Price	$11.95	$11.33	$11.24	$12.02

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive commission trade execution costs, the Trust does not necessarily pay the lowest spread or commission available.

Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Trust. In return for such services the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by the broker. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust and the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might pay with Trust commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. On the other hand, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for other accounts or investment companies. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases, the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Trust will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Trust intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Trust’s portfolio strategies.

Information about the brokerage commissions paid by the Trust including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended June 30,	Brokerage Commissions Paid	Brokerage Commissions Paid to Merrill Lynch
2004	$13,972,678	$1,186,574
2003	$12,864,033	$1,102,194
2002	$13,755,938	$1,698,868

For the fiscal year ended June 30, 2004, the brokerage commissions paid to Merrill Lynch represented 8.49% of the aggregate brokerage commissions paid and involved 8.28% of the Trust’s dollar amount of transactions involving payment of brokerage commissions during the year.

The value of the Trust’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended June 30, 2004 are as follows:

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley	E	$158,310

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objective and Policies —Investment Restrictions.”

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund and the Trust are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Trust has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended June 30, 2004, 2003 and 2002, the lending agent received $361,978, $612,005 and $572,488, respectively, in securities lending agent fees from the Trust. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust. Securities may be held by, or be appropriate investments for, the Trust as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Trust brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Securities held by the Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

Shareholders considering transferring their Class A or Class I shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class I shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the

Class A or Class I shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class I shares.

Shareholders interested in transferring their Class B or Class C shares from a selected securities dealer or other financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury or Merrill Lynch mutual funds, including the other Feeder of the Trust that has a lower operating expense ratio, and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class A and Class I Shares.    Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Affiliate-advised fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Affiliate-advised fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Affiliate-advised fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Affiliate-advised fund.

Exchanges of Class A or Class I shares outstanding (“outstanding Class A or Class I shares”) for Class A or Class I shares of another Affiliate-advised fund, or for Class A shares of Summit (“new Class A or Class I shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class I shares and the sales charge payable at the time of the exchange on the new Class A or Class I shares. With respect to outstanding Class A or Class I shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class I shares in the initial purchase and any subsequent exchange. Class A or Class I shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class A and Class I shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class I shares on which the dividend was paid. Based on this formula, Class A and Class I shares of the Fund generally may be exchanged into the Class A and Class I shares, respectively, of the other funds with a reduced or without a sales charge.

Exchanges of Class B and Class C Shares.    In addition, the funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of another Affiliate-advised fund or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another fund (“new Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the new Fund Class B shares, the investor will be deemed to have held the new Fund Class B shares for more than six years.

Exchanges for Shares of a Money Market Fund.    Class A and Class I shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class I shares of Affiliate-advised funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Affiliate-advised funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial advisor for further information.

Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her financial advisor, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above may exercise the exchange privilege by wire through their selected securities dealer or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-888-763-2260. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program’s client agreement and from the Transfer Agent at 1-888-763-2260.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement and education savings plans are exempt from Federal taxation until distributed from the plans and in the case of Roth IRAs and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100 ($1 or more for retirement accounts). This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

Dividends paid by the Fund may be taken in cash or automatically reinvested in shares of the Fund at net asset value without a sales charge. You should consult with your financial advisor about which option you would like. If you choose the reinvestment option, dividends paid with respect to the Fund’s shares will be automatically reinvested, without sales charge, in additional full and fractional shares of that Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the

Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-888-763-2260). For other accounts, the shareholder should contact his or her financial advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plans

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives-Class B and C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan”. A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class I shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares — Determination of Net Asset Value.”

Taxes

The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class I shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) generally are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Certain dividend income and long-term capital gain are eligible for a reduced tax rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to long term capital gain in the hands of non-corporate shareholders. A certain portion of the Fund’s dividends when paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and certain other requirements with respect to the Fund’s shares. To the extent that the Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, qualified dividend income taxable at a maximum 15% rate as well as dividends eligible for the dividend-received deduction.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends attributable to the dividends received from domestic operations may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. The Fund will allocate any dividends eligible for the dividends received deduction as well as any qualified dividend income eligible for taxation at a maximum 15% rate among the Class A, Class B, Class C and Class I shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class I shareholders during the taxable year, or such other method as the Internal Revenue Service (“IRS”) may prescribe. To the extent that the Fund’s dividends are attributable to dividends received from foreign corporations, payments on certain types of preferred stock and other distributions ineligible for the deduction, they will not qualify for the dividends received deduction. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to such Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark-to-market certain types of positions in its portfolio (i.e. treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, it will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

The Fund is entitled to look to the underlying assets of the Trust in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. The Trust is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of the Fund will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund’s investment from the Trust and to retain an investment adviser to manage the Fund’s assets in accordance with the investment policies applicable to the Fund. See “Investment Objective and Policies.”

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class I shares in accordance with a formula specified by the Commission.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund may include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth in the tables below is total return information, before and after taxes, for the Class A, Class B, Class C and Class I shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended June 30, 2004	17.28%	20.25%	22.84%	17.64%
Inception (October 16, 2000) to June 30, 2004	2.17%	2.91%	3.44%	2.45%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One Year Ended June 30, 2004	17.08%	20.06%	22.63%	17.34%
Inception (October 16, 2000) to June 30, 2004	2.07%	2.83%	3.35%	2.31%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charge)
One Year Ended June 30, 2004	11.22%	13.15%	14.83%	11.44%
Inception (October 16, 2000) to June 30, 2004	1.79%	2.43%	2.88%	2.00%

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance of the Fund. The Fund has an additional 0.25% administration fee that is not applicable to the Trust and its predecessor. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class I shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, the Fund may compare its performance to various indices including, among other things, the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or other published indices, or to data published by Lipper Analytical Services, Inc., Morningstar, Inc. (“Morningstar”), or Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated to the Investment Adviser authority to vote all proxies relating to the Trust’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Trust. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Trust and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Trust. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Trust, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with the Trust’s portfolio manager, may determine that the Trust’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy- related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Trust in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Trust.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Trust’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Trustees of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, (i) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

The Fund is a “feeder” fund that invests in the Trust. Investors in the Fund will acquire an indirect interest in the Trust. The Trust accepts investments from other feeder funds, and all of the feeders of the Trust bear the Trust’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Trust on more attractive terms, or could experience better performance, than another feeder.

The Fund is a Maryland corporation incorporated on May 1, 2000 under the name Mercury Value Fund, Inc. The Fund changed its name to Mercury Basic Value Fund, Inc. on May 4, 2000. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value $.10 per share. The Fund is divided into four classes. Class A, Class B, Class C and Class I shares each consist of 100,000,000 shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. All classes vote together as a single class, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Trust. The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance or distribution fees or of a change in fundamental policies, or its investment objective or restrictions. Except as set forth above, the Directors of the Fund shall continue to hold office and appoint successor Directors. Each issued and outstanding share of the Fund is entitled to participate equally with other shares of the Fund in dividends declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares that are issued will be fully-paid and non-assessable by the Fund.

The Trust is organized as a Delaware statutory trust. Whenever the Fund is requested to vote on any matter relating to the Trust, the Fund will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders.

The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Fund and the Trust. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund and the Trust.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund and the Trust.

Custodian

The Bank of New York, 100 Church Street, New York, New York 10286 acts as custodian of the Trust’s assets and the Fund’s assets (the “Custodian”). Under its contract with the Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the “Transfer Agency Agreement”). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Account Choices — How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent” in the Prospectus.

Legal Counsel

Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Trust and the Fund.

Reports to Shareholders

The fiscal year of the Fund and the Trust ends on June 30 of each year. The Fund and the Trust send to their shareholders at least semi-annually reports showing the Trust’s portfolio and other information. An Annual Report containing financial statements audited by the independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of any class of the Fund’s shares as of October 8, 2004.

Name	Address	Percentage and Class
THOMAS G. CONNARD AND	800 Scudders Mill Road	37.79% of Class I
MARCIA E. CONNARD TIC	Plainsboro, NJ 08536

MRS. MARY LOUISE FERRI	800 Scudders Mill Road	37.50% of Class I
Plainsboro, NJ 08536

JEAN G. THOMASES IRA	800 Scudders Mill Road	9.64% of Class I
FBO JEAN G. THOMASES	Plainsboro, NJ 08536

MATHHEW D. THOMASES IRA	800 Scudders Mill Road	9.64% of Class I
FBO MATTHEW D. THOMASES	Plainsboro, NJ 08536

WILLIAM BOMBECK TTEE	800 Scudders Mill Road	19.65% of Class C
BOMBECK FAMILY SURVIVORS TR	Plainsboro, NJ 08536
BY WILLIAM & ERMA BOMBECK

CAP 100 EQUITY PORTFOLIO	800 Scudders Mill Road	24.69% of Class A
WY COLLEGE SAVINGS PLAN	Princeton, NJ 08536
WYOMING STATE TREASURER

CAP 75 EQUITY PORTFOLIO	800 Scudders Mill Road	13.90% of Class A
WY COLLEGE SAVINGS PLAN	Plainsboro, NJ 08536
WYOMING STATE TREASURER

CAP PORTFOLIO 2012	800 Scudders Mill Road	10.29% of Class A
WY COLLEGE SAVINGS PLAN	Plainsboro, NJ 08536
WYOMING STATE TREASURER

CAP BALANCED PORT DIRECT	800 Scudders Mill Road	8.23% of Class A
WY COLLEGE SAVINGS PLAN	Plainsboro, NJ 08536
WYOMING STATE TREASURER

CAP PORTFOLIO 2015	800 Scudders Mill Road	7.28% of Class A
WY COLLEGE SAVINGS PLAN	Plainsboro, NJ 08536
WYOMING STATE TREASURER

CAP PORTFOLIO 2018	800 Scudders Mill Road	7.26% of Class A
WY COLLEGE SAVINGS PLAN	Plainsboro, NJ 08536
WYOMING STATE TREASURER

CAP PORTFOLIO 2009	800 Scudders Mill Road	7.15% of Class A
WY COLLEGE SAVINGS PLAN	Plainsboro, NJ 08536
WYOMING STATE TREASURER

FINANCIAL STATEMENTS

The audited financial statements of the Fund and the Trust are incorporated in this Statement of Additional Information by reference to the Fund’s 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-888-763-2260 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Code # MF19119-10-04

PART C.    OTHER INFORMATION

Item 22.    Exhibits.

Exhibit Number
1(a)	—Articles of Incorporation, dated May 1, 2000.(a)
(b)	—Amendment to the Articles of Incorporation, dated May 2, 2000.(a)
2	—By-Laws of the Registrant.(a)
3	—Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(b)
4	—Not Applicable.
5	— Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(c)
6	—None.
7	—Not Applicable
8(a)	—Form of Administration Agreement between the Registrant and Fund Asset Management, L.P.(a)
(b)(1)	—Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(a)
(b)(2)	—Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agreement.(f)
(c)	—Form of License Agreement relating to use of name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and the Registrant.(a)
9	—Opinion of Brown & Wood LLP, counsel for the Registrant.(e)
10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.
11	—None.
12	—Certificate of Fund Asset Management, L.P.(e)
13(a)	—Form of Class A Distribution Plan of the Registrant.(a)
(b)	—Form of Class B Distribution Plan of the Registrant.(a)
(c)	—Form of Class C Distribution Plan of the Registrant.(a)
14	—18f-3 Plan.(a)
15	—Code of Ethics.(d)
16	—Power of Attorney.(g)

(a)	Filed on May 30, 2000 as an Exhibit to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-38060) (the “Registration Statement”).
(b)	Reference is made to Article II, Article IV, Article V (sections 2, 3, 4, 6, 7 and 8), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (1) to this Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, and Article XIV of the Registrant’s By-Laws filed as Exhibit (2) to the Registration Statement.
(c)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Merrill Lynch Balanced Capital Fund, Inc. (File No. 811-2405) filed on June 30, 2000.
(d)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registrations Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(e)	Filed on October 10, 2000 as an Exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-38060).
(f)	Filed on October 12, 2001 as an Exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-38060).
(g)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Treasury Money Fund (File No. 33-37537), filed on March 17, 2004.

Item 23.    Persons Controlled by or under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 24.    Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

Insofar as the conditional advancing of indemnification monies for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising from receipt of the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

In Section 9 of the Class I, Class A, Class B and Class C Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 25.    Business and Other Connections of the Investment Adviser.

Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as Sub-adviser to certain other portfolios.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081,

Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 2002 for his, her or its own account or in the capacity of director, officer, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by MLIM, FAM or their affiliates, and Mr. Doll is an officer of one or more such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President	President of MLIM; Director of Princeton Services

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President, Director and Treasurer of Princeton Services from 1997 to 2002; Vice President of FAMD

Andrew J. Donohue	General Counsel	General Counsel of MLIM; Senior Vice President, General Counsel and Director of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of MLIM, Princeton Services and FAMD

Item 26.    Principal Underwriters.

(a) FAMD acts as the principal underwriter for each of the following open-end registered investment companies including the Registrant: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Funds II, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Equity Dividend Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Inflation Protected Fund, Merrill Lynch Index Funds, Inc., Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Principal Protected Trust, Merrill Lynch Real Investment Fund, Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Value Opportunities Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant

Andrew J. Donohue	President and Director	None

Michael G. Clark	Director	None

Thomas J. Verage	Director	None

Donald C. Burke	Vice President	Vice President and Treasurer

Thomas F. Gordon	Treasurer	None

Daniel Dart	Director	None

Jerry W. Miller	Director	None

Alice A. Pellegrino	Secretary	Secretary

(c)  Not applicable.

Item 27.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 28.    Management Services.

Other than as set forth under the caption “The Management Team — Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 29.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of October, 2004.

MERCURY BASIC VALUE FUND, INC. (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

DONALD W. BURTON* (Donald W. Burton)	Director

M. COLYER CRUM* (M. Colyer Crum)	Director

LAURIE SIMON HODRICK* (Laurie Simon Hodrick)	Director

DAVID H. WALSH* (David H. Walsh)	Director

FRED G. WEISS* (Fred G. Weiss)	Director

*By:	/s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)

October 28, 2004

SIGNATURES

Master Basic Value Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of October, 2004.

MASTER BASIC VALUE TRUST

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

DONALD W. BURTON* (Donald W. Burton)	Trustee

M. COLYER CRUM* (M. Colyer Crum)	Trustee

LAURIE SIMON HODRICK* (Laurie Simon Hodrick)	Trustee

DAVID H. WALSH* (David H. Walsh)	Trustee

FRED G. WEISS* (Fred G. Weiss)	Trustee

*By:	/s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)

October 28, 2004

INDEX TO EXHIBIT

Exhibit Number

10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.